                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Value City Department Stores, Inc., an Ohio corporation (the "Company"), hereby appoints John C. Rossler, James A. McGrady, and Robert J. Tannous, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, to sign in his name and on his behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, an additional 10,000,000 shares of Common Stock, without par value, of the Company to be sold and distributed by the Company pursuant to the Value City Department Stores, Inc. 2000 Stock Incentive Plan, as amended from time to time (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.
















                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have signed these presents this 26h day of September, 2002.

           SIGNATURE                                                   TITLE
     /s/ Jay L. Schottenstein                                 Chairman of the Board
-----------------------------------------------------
         Jay L. Schottenstein


     /s/ John C. Rossler                                      President and Chief Executive Officer
-----------------------------------------------------         (Principal Executive Officer)
         John C. Rossler


     /s/ James A. Mcgrady                                     Executive Vice President, Chief
-----------------------------------------------------         Financial Officer, Treasurer, and Secretary
         James A. McGrady                                     (Principal Financial and Principal Accounting
                                                              Officer)


                                                              Director
-----------------------------------------------------
         Henry L. Aaron


     /s/ Roger D. Blackwell                                   Director
-----------------------------------------------------
         Roger D. Blackwell


     /s/ Ari Deshe                                            Director
-----------------------------------------------------
         Ari Deshe


     /s/ Jon P. Diamond                                       Director
-----------------------------------------------------
         Jon P. Diamond


     /s/ Elizabeth M. Eveillard                               Director
-----------------------------------------------------
         Elizabeth M. Eveillard


-----------------------------------------------------         Director
         William R. Fields


     /s/ Marvin W. Goldstein                                  Director
-----------------------------------------------------
         Marvin W. Goldstein


-----------------------------------------------------         Director
         Roger S. Markfield


     /s/ Harvey L. Sonnenberg                                 Director
-----------------------------------------------------
         Harvey L. Sonnenberg


     /s/ James L. Wiesman                                     Director
-----------------------------------------------------
         James L. Weisman